EXHIBIT 99.1

    Accrued Interest Date:                             Collection Period Ending:
    26-Nov-04                                                         30-Nov-04

    Distribution Date:       BMW Vehicle Owner Trust 2002-A            Period #
    27-Dec-04                ------------------------------                  31

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    Balances
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                                                                               Initial               Period End
        Receivables                                                     $1,401,763,032             $266,101,572
        Reserve Account                                                    $14,017,630              $10,513,223
        Yield Supplement Overcollateralization                              $6,397,885               $1,301,306
        Class A-1 Notes                                                   $311,000,000                       $0
        Class A-2 Notes                                                   $358,426,000                       $0
        Class A-3 Notes                                                   $446,779,000                       $0
        Class A-4 Notes                                                   $251,253,000             $236,893,119
        Class B Notes                                                      $27,907,000              $27,907,000

    Current Collection Period
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        Beginning Receivables Outstanding                                 $286,483,287
        Calculation of Total Distribution Amount
            Regular Principal Distributable Amount
                Receipts of Scheduled Principal                            $12,858,039
                Receipts of Pre-Paid Principal                              $7,247,422
                Liquidation Proceeds                                          $140,958
                Principal Balance Allocable to Gross Charge-offs              $135,296
            Total Receipts of Principal                                    $20,381,715

            Interest Distribution Amount
                Receipts of Interest                                        $1,358,997
                Servicer Advances                                                   $0
                Reimbursement of Previous Servicer Advances                   ($55,293)
                Accrued Interest on Purchased Receivables                           $0
                Recoveries                                                     $46,893
                Net Investment Earnings                                        $14,289
            Total Receipts of Interest                                      $1,364,886

            Release from Reserve Account                                            $0

        Total Distribution Amount                                          $21,611,306

        Ending Receivables Outstanding                                    $266,101,572

    Servicer Advance Amounts
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        Beginning Period Unreimbursed Previous Servicer Advance             $2,087,188
        Current Period Servicer Advance                                             $0
        Current Reimbursement of Previous Servicer Advance                    ($55,293)
        Ending Period Unreimbursed Previous Servicer Advances               $2,031,895

    Collection Account
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        Deposits to Collection Account                                     $21,611,306
        Withdrawals from Collection Account
            Servicing Fees                                                    $238,736
            Class A Noteholder Interest Distribution                          $952,561
            First Priority Principal Distribution                                   $0
            Class B Noteholder Interest Distribution                          $112,791
            Regular Principal Distribution                                 $20,276,967
            Reserve Account Deposit                                                 $0
            Unpaid Trustee Fees                                                     $0
            Excess Funds Released to Depositor                                 $30,250
        Total Distributions from Collection Account                        $21,611,306


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    Excess Funds Released to the Depositor
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            Release from Reserve Account                                    $0
            Release from Collection Account                            $30,250
        Total Excess Funds Released to the Depositor                   $30,250

    Note Distribution Account
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        Amount Deposited from the Collection Account               $21,342,319
        Amount Deposited from the Reserve Account                           $0
        Amount Paid to Noteholders                                 $21,342,319

    Distributions
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        Monthly Principal Distributable Amount                 Current Payment           Ending Balance      Per $1,000      Factor
        Class A-1 Notes                                                     $0                       $0           $0.00       0.00%
        Class A-2 Notes                                                     $0                       $0           $0.00       0.00%
        Class A-3 Notes                                             $5,917,086                       $0          $13.24       0.00%
        Class A-4 Notes                                            $14,359,881             $236,893,119          $57.15      94.28%
        Class B Notes                                                       $0              $27,907,000           $0.00     100.00%

        Interest Distributable Amount                          Current Payment               Per $1,000
        Class A-1 Notes                                                     $0                    $0.00
        Class A-2 Notes                                                     $0                    $0.00
        Class A-3 Notes                                                $18,737                    $0.04
        Class A-4 Notes                                               $933,824                    $3.72
        Class B Notes                                                 $112,791                    $4.04



    Carryover Shortfalls
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                                                                        Prior
                                                                  Period Carryover          Current Payment      Per $1,000
        Class A-1 Interest Carryover Shortfall                              $0                       $0              $0
        Class A-2 Interest Carryover Shortfall                              $0                       $0              $0
        Class A-3 Interest Carryover Shortfall                              $0                       $0              $0
        Class A-4 Interest Carryover Shortfall                              $0                       $0              $0
        Class B Interest Carryover Shortfall                                $0                       $0              $0


    Receivables Data
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                                                              Beginning Period            Ending Period
        Number of Contracts                                             24,721                   23,862
        Weighted Average Remaining Term                                  24.12                    23.22
        Weighted Average Annual Percentage Rate                          6.32%                    6.32%

        Delinquencies Aging Profile End of Period                Dollar Amount               Percentage
            Current                                               $235,163,518                   88.37%
            1-29 days                                              $24,546,707                    9.22%
            30-59 days                                              $4,955,268                    1.86%
            60-89 days                                                $730,297                    0.27%
            90-119 days                                               $243,739                    0.09%
            120+ days                                                 $462,042                    0.17%
            Total                                                 $266,101,572                  100.00%
            Delinquent Receivables +30 days past due                $6,391,347                    2.40%


        Write-offs
            Gross Principal Write-Offs for Current Period             $135,296
            Recoveries for Current Period                              $46,893
            Net Write-Offs for Current Period                          $88,403

            Cumulative Realized Losses                              $6,956,801



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        Repossessions                                            Dollar Amount          Units
            Beginning Period Repossessed Receivables Balance          $394,180             24
            Ending Period Repossessed Receivables Balance             $547,184             34
            Principal Balance of 90+ Day Repossessed Vehicles          $79,796              3



    Yield Supplement Overcollateralization
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        Beginning Period Required Amount                            $1,406,054
        Beginning Period Amount                                     $1,406,054
        Ending Period Required Amount                               $1,301,306
        Current Period Release                                        $104,748
        Ending Period Amount                                        $1,301,306
        Next Distribution Date Required Amount                      $1,200,775

    Reserve Account
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        Beginning Period Required Amount                           $10,513,223
        Beginning Period Amount                                    $10,513,223
        Net Investment Earnings                                        $14,289
        Current Period Deposit                                              $0
        Current Period Release to Collection Account                        $0
        Current Period Release to Depositor                                 $0
        Ending Period Required Amount                              $10,513,223
        Ending Period Amount                                       $10,513,223

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